SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ______________________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 8, 2002


                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)



         Tennessee                       001-11421              61-0502302
--------------------------------  -------------------------  -----------------
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
Incorporation)                                               Identification No.)


          100 Mission Ridge
      Goodlettsville, Tennessee                                 37072
-------------------------------------------------------- -------------------
(Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (615) 855-4000
                                                           ---------------


          (Former name or former address, if changed since last report)


ITEM 9. REGULATION FD DISCLOSURE

On February 7, 2002, Dollar General Corporation (the "Company") issued a news release with respect to January sales results, fourth quarter sales results, 2001 annual sales results and February sales expectations. Information regarding unaudited category sales and unaudited customer transactions for the four-weeks ending February 1, 2002, was also disclosed. Copies of the news release and the data regarding unaudited sales and customer transactions are incorporated herein by reference and attached hereto as Exhibits 99.1 and 99.2. The Company is filing this 8-K pursuant to the Securities and Exchange Commission's Regulation FD.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   DOLLAR GENERAL CORPORATION
                                                   (Registrant)



February 8, 2002                                    By: /s/ Larry K. Wilcher
                                                        ----------------------
                                                        Larry K. Wilcher
                                                        General Counsel and
                                                        Corporate Secretary

Exhibit Index
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Exhibit No.     Item

                99.1 News Release issued by Dollar General Corporation
                     dated February 7, 2002

                99.2 Dollar General Corporation unaudited category sales
                     and unaudited customer transactions